UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2023

American Virtual Cloud Technologies, Inc.

(Exact Name of registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1720 Peachtree Street, Suite 629 Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 239-2863

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCTQ	N/A
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCWQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on January 11, 2023, American Virtual Cloud Technologies, Inc. (the “Company”) and two of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court”, and such cases, the “Cases”).

On May 23, 2023, the Court entered an order (the “Confirmation Order”) confirming the Debtors’ Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation (the “Combined Disclosure Statement and Plan,” and the Plan of Liquidation contained therein, the “Plan of Liquidation”). Copies of the Combined Disclosure Statement and Plan and the Confirmation Order are attached to this Current Report on Form 8-K as Exhibits 2.1 and 99.1, respectively, and are incorporated by reference into this Item 1.03. On May 30, 2023 (the “Effective Date”), the Debtors filed the Notice of Effective Date (the “Notice of Effective Date”), which provides that the Plan of Liquidation became effective pursuant to its terms and the Confirmation Order on May 30, 2023. A copy of the Notice of Effective Date is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Summary of Plan of Liquidation

The Plan of Liquidation, as confirmed by the Court, provides for the appointment of a plan administrator (the “Plan Administrator”). The Plan Administrator will administer the Plan of Liquidation. Among other things, the Plan Administrator will (i) liquidate and dissolve the Debtors that remain in existence on and after the Effective Date, (ii) resolve all disputed claims, (iii) make distributions from available assets in accordance with the terms of the Confirmation Order and the Plan of Liquidation, (iv) pursue, abandon or settle causes of action of the Debtors’ estates, and (v) otherwise implement the Plan of Liquidation.

The Plan of Liquidation created six classes of claims against and interests in the Debtors. Claims in Class 1 (Secured Claims), Class 2 (Priority Non-Tax Claims), and Class 6 (Intercompany Equity Interests) are unimpaired under the Plan of Liquidation and were conclusively presumed to have accepted the Plan of Liquidation without the solicitation of acceptances or rejections pursuant to Section 1126(f) of the Bankruptcy Code. Holders of allowed claims in Class 3 (General Unsecured Claims) are entitled to receive certain distributions under the Plan of Liquidation. Class 3, the only voting class, voted in accordance with the rules set forth in the Bankruptcy Code to accept the Plan of Liquidation. Holders of equity interests (which include, but are not limited to, holders of the Company’s legacy publicly traded common stock) in Class 5 (AVCT Equity Interests) and Holders of Intercompany Claims (Class 4) will not receive any distributions or receive or retain any property under the Plan of Liquidation on account of such interests and were conclusively presumed to have rejected the Plan of Liquidation without the solicitation of acceptances or rejections pursuant to Section 1126(g) of the Bankruptcy Code. In addition, the Plan of Liquidation provides for the payment of Administrative Claims, Priority Tax Claims, U.S. Trustee Fees, and Professional Claims. Certain reserves may be created by the Plan Administrator for purposes of resolving disputed claims and ongoing disputes, and funding various costs and expenses associated with the administration of the Plan of Liquidation and the wind down of the Debtors’ businesses.

The Effective Date was the business day selected by the Debtors on which: (a) no stay of the Confirmation Order was in effect; (b) all conditions precedent specified in Article XIII of the Plan of Liquidation had been satisfied or waived (in accordance with Article XIII of the Plan of Liquidation); and (c) the Plan of Liquidation was declared effective. The Effective Date, as noted above, was May 30, 2023.

The foregoing description is a summary of the material terms of the Plan of Liquidation and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan of Liquidation and Confirmation Order filed as Exhibits 2.1 and 99.1, respectively, to this Current Report on Form 8-K.

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Cautionary Information Regarding Trading in the Company’s Securities

Under the Plan of Liquidation confirmed by the Court, the holders of the Company’s common stock and warrants will not receive a distribution on account of their equity interests and the Company’s common stock and warrants were cancelled as of the Effective Date. Even though the Company’s common stock and/or warrants may continue to be quoted on the OTC Pink Market, under the Plan of Liquidation such securities have no underlying asset value, and the Company’s stockholders and warrant holders should not view the trading activity of the common stock or warrants on the OTC Pink Market or any other market or trading platform as being indicative of the value the Company’s stockholders or warrant holders, as applicable, will receive in connection with the liquidation of the Company.

No shares of the Company’s common stock are being reserved for future issuance in respect of claims and interests filed and allowed under the Plan of Liquidation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
2.1	Debtors’ Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation.
99.1	Order Confirming the Debtor’s Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation.
99.2	Notice of Effective Date and Entry of Order Confirming the Debtor’s Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Kevin Keough
Name:	Kevin Keough
Title:	Chief Executive Officer

Date: May 30, 2023

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